UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)     August 14, 2007
                                                    --------------------------


                       First Keystone Financial, Inc.
------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)



Pennsylvania                           000-25328                    23-2576479
------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)          (IRS Employer
of incorporation)                                          Identification No.)



22 West State Street, Media, Pennsylvania                                19063
------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code              (610) 565-6210
                                                  ----------------------------


                              Not Applicable
------------------------------------------------------------------------------
       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 2.02 Results of Operations and Financial Condition
          ---------------------------------------------

     On August 14, 2007, First Keystone Financial, Inc. (the "Company") reported its results of operations for the quarter ended June 30, 2007.

     For additional information, reference is made to the Company's press release dated August 14, 2007, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except otherwise provided herein.

ITEM 9.01 Financial Statements and Exhibits
          ---------------------------------

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Not applicable.
          (d)  Exhibits

          The following exhibits are filed herewith.

     Exhibit Number    Description
     ----------------  -------------------------------------------

     99.1              Press release dated August 14, 2007.




















                                    2


                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              FIRST KEYSTONE FINANCIAL, INC.



Date:  August 15, 2007        By:  /s/ Rose M. DiMarco
                                   -----------------------------------
                                   Rose M. DiMarco
                                   Chief Financial Officer

























                                    3